UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 19, 2024

AFB LIMITED

(Exact name of registrant issuer as specified in its charter)

Nevada	7389	37-2109250
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Number)	(IRS Employer Identification Number)

R27 3/F, New Timely Building, 497 Castle Peak Road, Lai Chi Kok, Kowloon, Hong Kong

(Address of principal executive offices, including zip code)

Issuer’s telephone number: +852 60923608

Company email: Afbltd87@gmail.com

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name on each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01 OTHER EVENTS

On August 19, 2024, resolved to close the offering (the “Offering”) from the registration statement on Form S-1/A, dated June 24, 2024, that had been declared effective by the Securities and Exchange Commission on July 11, 2024. The Offering resulting in 1,020,000 shares of common stock being sold at $0.05 per share for a total of $51,000.

Item 9.01 Financial Statements and Exhibits.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, at the location of Kowloon, Hong Kong, on August 19, 2024.

AFB Limited
(Name of Registrant)
Date: August 19, 2024
	By:	/s/ Tak Chun Wong
	Name:	Tak Chun Wong
	Title:	Chief Executive Officer, Chief Financial Officer, Director